UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 2, 2016

CSI Compressco LP
(Exact name of registrant as specified in its charter)

Delaware	1-35195	94-3450907
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3809 S. FM 1788
Midland, Texas 79706
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (432) 563-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2016, in connection with a reduction in force, Susan R. Makovy’s employment as Controller and principal accounting officer with CSI Compressco GP Inc., the general partner (“General Partner”) of CSI Compressco LP, a Delaware limited partnership (the “Partnership”), was terminated. Ms. Makovy’s termination was not the result of any disagreement with the Partnership or the General Partner relating to either entity’s operations, policies or practices.

Effective upon Ms. Makovy’s departure, Elijio V. Serrano, the General Partner’s existing Chief Financial Officer, assumed the role on an interim basis as the principal accounting officer. Mr. Serrano will also continue his existing responsibilities as Chief Financial Officer of the General Partner. Mr. Serrano is also Senior Vice President and Chief Financial Officer of TETRA Technologies, Inc. (“TETRA”), which is the owner of the General Partner and 42% of the outstanding units of the Partnership. The information regarding the business background and experience of Mr. Serrano is incorporated herein by reference to the information set forth in the section titled “Directors and Executive Officers” in the Partnership’s Annual Report on Form 10-K/A for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on March 11, 2016.

As an employee of TETRA, Mr. Serrano will not receive any additional compensation for his duties performed as principal accounting officer for the General Partner. There are no arrangements or understandings between Mr. Serrano and any other person pursuant to which he was appointed as an officer of the General Partner. For relationships among the Partnership, the General Partner, TETRA and its affiliates, please read Item 13 “Certain Relationships and Related Transactions, and Director Independence,” which is incorporated herein by reference to the Partnership’s Annual Report on Form 10-K/A for the year ended December 31, 2015, filed with the Securities and Exchange Commission on March 11, 2016.

Mr. Serrano has been indemnified by the General Partner pursuant to the Certificate of Incorporation and Bylaws of the General Partner and by the Partnership pursuant to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, for actions associated with being an officer. The Partnership entered into an Indemnification Agreement with Mr. Serrano in the same form the Partnership offers to its directors and executive officers. A copy of the form of the Indemnification Agreement is filed as Exhibit 10.5 to the Partnership’s Registration Statement on Form S-1/A (Registration No. 333-155260) filed on May 27, 2011 and incorporated in this Item 5.02 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSI Compressco LP
By:	CSI Compressco GP Inc., its general partner
By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
General Counsel
Date: May 6, 2016

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